UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2017

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Between November 20, 2017 and November 21, 2017, CytoDyn Inc., a Delaware corporation (the “Company”), issued in private placements to accredited investors an aggregate of 2,810,000 shares of its common stock, par value $0.001 per share, together with warrants to purchase an aggregate of 2,810,000 shares of common stock at an exercise price of $0.75 per share. The securities were issued at a combined purchase price of $0.50 per fixed combination of one share of common stock and one warrant to purchase one share of common stock, for aggregate gross proceeds to the Company of approximately $1.4 million. The warrants have a five-year term and are immediately exercisable. Copies of the forms of warrant and subscription agreement are incorporated herein by reference to Exhibits 4.1 and 10.1, respectively, to the Form 8-K filed on November 8, 2017.

As a fee to the placement agent, the Company has agreed to pay a cash fee equal to 12% of the gross proceeds received from qualified investors in the offering, or $81,600 for the closings to which this Form 8-K relates, as well as a one-time non-accountable expense fee of $25,000 in the aggregate for all closings. The Company also agreed to grant the placement agent or its designees warrants to purchase up to 10% of the number of shares of common stock sold to qualified investors in the offering, or 136,000 shares for the closings to which this Form 8-K relates, on terms similar to the investor warrants described above.

The Company relied on the exemption provided by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the foregoing transactions.

After giving effect to the foregoing transactions, the number of shares of common stock outstanding as of November 21, 2017 was 163,190,139. As of November 21, 2017, there were outstanding warrants to purchase 75,680,114 shares of common stock (including warrants issued to investors in this offering), with an average weighted exercise price of $0.83 per share.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Investor Warrant (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on November 8, 2017).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 8, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

November 27, 2017	By:	/s/ Michael D. Mulholland
		Name:	Michael D. Mulholland
		Title:	Chief Financial Officer